UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2017

FORUM MERGER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38053	81-4619427
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

c/o Forum Investors I, LLC 135 East 57th Street, 8th Floor New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 739-7860

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On December 1, 2017, Forum Merger Corporation (“Forum”) and C1 Investment Corp. (“ConvergeOne”) announced they have entered into a definitive agreement whereby ConvergeOne will become a wholly-owned subsidiary of Forum and a Nasdaq-listed public company. ConvergeOne and Forum hosted a joint conference call to discuss the business combination with the investment community at 9AM EST on December 1, 2017. A copy of the script read during the conference call is attached hereto at Exhibit 99.1.

The information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 7.01 and in the script attached as Exhibit 99.1 to this Current Report shall not be incorporated by reference into any filing with the SEC made by Forum, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Additional Information

In connection with the proposed transaction, Forum has filed a Registration Statement on Form S-4, which includes a preliminary proxy statement/prospectus of Forum. Forum will mail a definitive proxy statement/prospectus and other relevant documents to its stockholders. Investors and security holders of Forum are advised to read the preliminary proxy statement, and amendments thereto, and the definitive proxy statement in connection with Forum’s solicitation of proxies for its special meeting of stockholders to be held to approve the proposed transaction because the proxy statement/prospectus contains important information about the proposed transaction and the parties to the proposed transaction. The definitive proxy statement/prospectus will be mailed to stockholders of Forum as of a record date to be established for voting on the proposed transaction. Stockholders will also be able to obtain copies of the Registration Statement and proxy statement/prospectus, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Forum Merger Corporation, c/o Forum Investors I, LLC, 135 East 57th Street, 8th Floor, New York, New York.

Participants in the Solicitation

Forum, Forum Investors I, LLC, the sponsor of Forum, C1 and Clearlake Capital Management III, L.P., the largest stockholder of C1, and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Forum’s stockholders in connection with the proposed transaction. Investors and security holders may obtain more detailed information regarding the names and interests in the proposed transaction of Forum’s directors and officers in Forum’s filings with the SEC, including Forum’s Registration Statement, which was filed with the SEC on March 21, 2017, and Forum’s Quarterly Report on Form 10-Q, which was filed with the SEC on November 13, 2017, and such information is also in the Registration Statement filed with the SEC on December 1, 2017, which will include the proxy statement/prospectus of Forum for the proposed transaction.

Forward Looking Statements

Certain statements made herein are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “may”, “should”, “would”, “plan”, “intend”, “anticipate”, “believe”, “estimate”, “predict”, “potential”, “seem”, “seek”, “continue”, “future”, “will”, “expect”, “outlook” or other similar words, phrases or expressions. These forward-looking statements include statements regarding Forum’s industry, future events, the proposed transaction between the Parties, the estimated or anticipated future results and benefits of the combined company following the transaction, including the likelihood and ability of the parties to successfully consummate the proposed transaction, future opportunities for the combined company, and other statements that are not historical facts. These statements are based on the current expectations of Forum’s management and are not predictions of actual performance. These statements are subject to a number of risks and uncertainties regarding Forum’s businesses and the transaction, and actual results may differ materially. These risks, uncertainties, assumptions and other important factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement and the proposed business combination contemplated thereby; (2) the inability to complete the transaction contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of Forum or other conditions to closing in the Merger Agreement; (3) the inability to meet the minimum cash requirements of the Merger Agreement due to the inability to consummate the concurrent pipe financing or the amount of cash available following any redemptions by Forum stockholders; (4) the ability to meet NASDAQ’s listing standards following the consummation of the transaction contemplated by the Merger Agreement; (5) the risk that the proposed transaction disrupts current plans and operations of ConvergeOne as a result of the announcement and consummation of the transaction described herein; (6) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (7) costs related to the proposed business combination; (8) changes in applicable laws or regulations; (9) the possibility that ConvergeOne may be adversely affected by other economic, business, and/or competitive factors; (10) ConvergeOne’s ability to identify and integrate acquisition; and (11) other risks and uncertainties indicated from time to time in the final prospectus of Forum, including those under “Risk Factors” therein, and other documents filed or to be filed with the Securities and Exchange Commission (“SEC”) by Forum. There may be additional risks that Forum presently does not know or that Forum currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide Forum’s expectations, plans or forecasts of future events and views as of the date of this communication. Forum anticipates that subsequent events and developments will cause Forum’s assessments to change. However, while Forum may elect to update these forward-looking statements at some point in the future, Forum specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Forum’s assessments as of any date subsequent to the date of this communication.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Conference Call Script

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 1, 2017

FORUM MERGER CORPORATION

/s/ David Boris
Name: David Boris
Title: Co-Chief Executive Officer, Chief Financial Officer (Principal Financial and Accounting Officer)